                              Janus Adviser Series
                       Supplement dated December 16, 2004
         to the Currently Effective Statement of Additional Information

The following replaces the first paragraph and table of the CLASS A SHARES section under PURCHASES in the SHARES OF THE TRUST section of the Statement of Additional Information:

The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the net asset value. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                                                 Amount of Sales Charge
                                                                                      Reallowed to
                                        Sales Charge as a   Sales Charge as a   Financial Intermediaries
                                          Percentage of     Percentage of Net       as a Percentage
                                         Offering Price*     Amount Invested       of Offering Price
  Amount of Purchase at Offering Price  -----------------   -----------------   ------------------------
  EQUITY FUNDS
   Under $50,000                               5.75%              6.10%                   5.00%
   $50,000 but under $100,000                  4.50%              4.71%                   3.75%
   $100,000 but under $250,000                 3.50%              3.63%                   2.75%
   $250,000 but under $500,000                 2.50%              2.56%                   2.00%
   $500,000 but under $1,000,000               2.00%              2.04%                   1.60%
   $1,000,000 and above                        None**             None                    None
  FLEXIBLE INCOME FUND
   Under $50,000                               4.75%              4.99%                   4.25%
   $50,000 but under $100,000                  4.50%              4.71%                   4.00%
   $100,000 but under $250,000                 3.50%              3.63%                   3.00%
   $250,000 but under $500,000                 2.50%              2.56%                   2.25%
   $500,000 but under $1,000,000               2.00%              2.04%                   1.75%
   $1,000,000 and above                        None**             None                    None

 * Offering Price includes the initial sales charge.
** A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.